SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                   FORM 8-K/A

                                CURRENT REPORT
                      Pursuant to Section 13 or 15(d) of
                     the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) July 31, 1996

                    NOMURA ASSET SECURITIES CORPORATION
           (Exact name of Registrant as specified in its Charter)

Delaware                          33-82746                  13-3672336
(State or Other Jurisdiction      (Commission               (I.R.S. Employer
of Formation)                     File No.)                 Identification No.)

2 World Financial Center, Building B, 21st Floor, NY, NY 10281-1198 (Address of principal executive office)

Registrant's telephone number, including area code:   (212) 667-9300

                        This Document contains exactly 4 Pages.
                                The Exhibit Index is on page 4.

Page - 1
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Item 5.     Other Events

        This Current Report on Form 8-K/A relates to the Trust
Fund formed, and the Home Equity Loan Pass-Through Certificates
Series 1995-2 issued pursuant to a Pooling and Servicing
Agreement, dated as of December 1, 1995 (the "Pooling and Servicing Agreement"), by and among Nomura Asset Securities Corporation (the
"Company"), as depositor, Advanta Mortgage Corp. USA and PHH Mortgage Services Corporation, as servicers, LaSalle National Bank, as trustee (the "Trustee") and ABN AMRO BANK N.V., as fiscal agent.


        Capitalized terms used herein and not defined herein have the same meanings ascribed to such terms in the Pooling and Servicing Agreement.

        Pursuant to Section 3.14 of the Pooling and Servicing
Agreement, the Trustee is filing this Current Report containing the July 25, 1996 monthly distribution report prepared by the Trustee pursuant to Section 4.02(a) thereof.

        The information reported and contained herein has been supplied to the Trustee by one or more of the Borrowers or other third parties without independent review or investigation by the Trustee. Pursuant to the Pooling and Servicing Agreement, the Trustee is not responsible for the accuracy or completeness of such information.


Item 7.     FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

           ( c )   Exhibits

                            Item 601(a) of Regulation
           Exhibit No.      S-K Exhibit No.            Description

            5.1             99                         Monthly distribution
                                                       report pursuant to
                                                       Section 4.02(a) dated
                                                       July 25, 1996


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                                     SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                        LASALLE NATIONAL BANK IN ITS CAPACITY
                                        AS TRUSTEE UNDER THE POOLING AND
                                        SERVICING AGREEMENT ON BEHALF OF NOMURA
                                        ASSET SECURITIES CORPORATION,
                                        REGISTRANT




                                        By:    /s/Russell Goldenberg
                                                  Name: Russell Goldenberg
                                                  Title: Vice President

Date:  October 2, 1996

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                                 EXHIBIT INDEX

                            Item 601(a) of Regulation
Exhibit No.                 S-K Exhibit No.               Description

5.1                         99                            Monthly distribution
                                                          report pursuant to
                                                          Section 4.02(a) dated
                                                          July 25, 1996

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